Exhibit 99.1

Contacts:	FOR IMMEDIATE RELEASE

Michelle McGlocklin

Rimini Street, Inc.

+1 925 264-6579

mmcglocklin@riministreet.com

Rimini Street Expands Investment and Operations in Europe

Company appoints new EMEA General Manager, launches new French subsidiary,

hires staff and opens new office in Paris

LAS VEGAS, October 18, 2017 – Rimini Street, Inc., (Nasdaq: RMNI), a global provider of enterprise software products and services, and the leading third-party support provider for Oracle and SAP software products, today announced the appointment of industry leader Marc Chesover as general manager of Europe, the Middle East and Africa (EMEA). The Company also announced the launch of its French subsidiary, hiring of new staff and opening of its new office in Paris, France.

Enterprise Software Veteran Leads EMEA Operations

Rimini Street’s new general manager, Marc Chesover, will lead the Company’s sales and service delivery operations across EMEA, and the next phase of growth in the region. Chesover has over twenty years of experience leading sales and operations in the technology industry, and brings a proven track record conducting operational and strategic leadership, driving revenue, and leading customer engagement. Prior to joining Rimini Street, Chesover held leadership positions at SAP, HCL Technologies, and PROS Holdings, Inc. During his tenure at SAP, Chesover was the global vice president of Mobility Sales & Solutions and a member of the Platform & Solutions Group global leadership team. Additionally, Chesover held management positions at Indus (acquired by ABB) and MRO Software (acquired by IBM). Preceding his career in the software industry, Chesover spent seven years working in field operations within a UK government agency.

“The opportunity for Rimini Street’s premium level service we believe is high across the region, as increasingly CIOs are challenged with ‘doing more with less’ while at the same time being asked to support their organizations growth through new digital initiatives,” said Marc Chesover, general manager, Rimini Street EMEA. “I have personally observed Rimini Street disrupt the status quo in the enterprise software industry while expanding their global footprint. I look forward to helping new and existing Rimini Street EMEA clients optimize their current systems, expand their capabilities and obtain significant benefit from our award-winning client support.”

Launch of Operations in France

Rimini Street launched its new French subsidiary, Rimini Street SAS, hired staff and opened its new office in Paris to meet the growing demand for its premium, high-quality support and services in France. Rimini Street already supports over 90 organizations with operations in France, including local brands Bodet, CGG, Eutelsat, Laboratoires Servier, Schiever and Vinci Energies.

1

According to a recent Gartner report, “Per surveyed CIOs, France’s average IT budget growth rate is on par with EMEA’s at 1.4 percent, but less than the global average of 2.2 percent.”1 Furthermore, Gartner noted, “Based on the survey results, French CIOs are directing proportionately less of their new/discretionary spending to ERP. If we use a natural ecosystem analogy, survival of the fittest here (that is, the most adaptable) is about focusing energy toward new competitive capabilities by constantly making existing capabilities more efficient.”2

In line with Gartner’s recommendations, Rimini Street enables organizations to not only run their current ERP releases for a minimum of 15 additional years, but also save up to 90 percent on their total annual maintenance costs. CIOs are challenged with demonstrating how the IT department can bring value to the business overall and help progress the organizations’ digital transformation initiatives. Rimini Street works with CIOs to help them obtain the wider breadth of support services they need, take control of their software roadmap and investment and strategically optimize cost across their enterprise software portfolio.

“With Rimini Street support we get the whole package – ultra-responsive service at a reasonable price, the ability to upgrade if and when it makes sense for us, and a named experienced engineer who is available 24x7,” said Julien Viala, director of IT infrastructure, Vinci Energies. “The difference between what our support used to look like and what we now have is night and day.”

“We continue to see increasing demand for Rimini Street’s unique, premium-level enterprise software support services across the EMEA region, including France,” said Seth A. Ravin, Rimini Street CEO. “We are pleased to have an experienced enterprise software industry leader like Marc join the team and lead our next phase of growth across EMEA. Additionally, our new French subsidiary, staff and Paris office will better position us logistically to sell to and service clients with operations in France.”

About Rimini Street, Inc.

Rimini Street, Inc. (Nasdaq: RMNI) is a global provider of enterprise software support products and services, and the leading third-party support provider for Oracle and SAP software products. The company has redefined enterprise software support services since 2005 with an innovative, award-winning program that enables licensees of IBM, Microsoft, Oracle, SAP and other enterprise software vendors to save up to 90 percent on total support costs. Clients can remain on their current software release without any required upgrades for a minimum of 15 years. Over 1,330 global Fortune 500, midmarket, public sector and other organizations from a broad range of industries currently rely on Rimini Street as their trusted, third-party support provider. To learn more, please visit http://www.riministreet.com, follow @riministreet on Twitter and find Rimini Street on Facebook and LinkedIn. (IR-RMNI)

1,2	Gartner, Inc., “2017 CIO Agenda: A France Perspective.” February 9, 2017.

2

Forward-Looking Statements

Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may,” “should,” “would,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “seem,” “seek,” “continue,” “future,” “will,” “expect,” “outlook” or other similar words, phrases or expressions. These forward-looking statements include, but are not limited to, statements regarding our industry, future events, as well as expected management, the estimated or anticipated future results and benefits of Rimini Street following the transaction, including the expected post-transaction ownership and cash and debt balances, future opportunities, estimates of Rimini Street’s total addressable market, and projections of customer savings. These statements are based on various assumptions and on the current expectations of management and are not predictions of actual performance, nor are these statements of historical facts. These statements are subject to a number of risks and uncertainties regarding Rimini Street’s business, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business environment in which Rimini Street operates, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which Rimini Street operates; adverse litigation developments; inability to refinance existing debt on favorable terms; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of GPIAC’s or Rimini Street’s management team; failure to realize the anticipated benefits of the transaction, including difficulty in integrating the businesses of GPIAC and Rimini Street; uncertainty as to the long-term value of RMNI common stock; the inability to realize the expected amount and timing of cost savings and operating synergies; those discussed in GPIAC’s Annual Report on Form 10-K for the year ended December 31, 2016 under the heading “Risk Factors,” as updated from time to time by GPIAC’s Quarterly Reports on Form 10-Q and other documents of GPIAC on file with the Securities and Exchange Commission (“SEC”) or in the joint proxy statement/prospectus filed with the SEC by GPIAC. There may be additional risks that Rimini Street presently knows or that Rimini Street currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Rimini Street’s expectations, plans or forecasts of future events and views as of the date of this communication. Rimini Street anticipates that subsequent events and developments will cause Rimini Street’s assessments to change. However, while Rimini Street may elect to update these forward-looking statements at some point in the future, Rimini Street specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Rimini Street's assessments as of any date subsequent to the date of this communication.

# # #

3

© 2017 Rimini Street, Inc. All rights reserved. “Rimini Street” is a registered trademark of Rimini Street, Inc. in the United States and other countries, and Rimini Street, the Rimini Street logo, and combinations thereof, and other marks marked by TM are trademarks of Rimini Street, Inc. All other trademarks remain the property of their respective owners, and unless otherwise specified, Rimini Street claims no affiliation, endorsement, or association with any such trademark holder or other companies referenced herein.

4